UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2016

BIND THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36072	56-2596148
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Vassar Street, Cambridge, Massachusetts 02139

(Address of principal executive offices) (Zip Code)

(617) 491-3400

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on May 1, 2016, BIND Therapeutics, Inc. (the “Company”) and one of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).

On July 1, 2016, the Company entered into an asset purchase agreement (the “Agreement”) with Pfizer, Inc. (the “Purchaser”), pursuant to which the Purchaser agreed to acquire substantially all of the assets and assume certain liabilities of the Company for an aggregate purchase price of $19,750,000 (the “Acquisition”).

The Agreement contains customary representations and warranties of the parties. The Agreement is also subject to a number of closing conditions, including, without limitation: approval by the Bankruptcy Court; the absence of any governmental orders or other legal prohibitions related to the transaction; the accuracy of representations and warranties of the parties, subject to certain qualifications; the absence of a material adverse effect, as defined in the Agreement, with respect to the Company’s business and the assets being acquired by the Purchaser; the acceptance of offers of employment with the Purchaser by certain key employees of the Company; and material compliance with the obligations set forth in the Agreement.

The sale contemplated by the Agreement is expected to be conducted under the provisions of Section 363 of the Bankruptcy Code and is subject to certain proposed bidding procedures and receipt of higher or otherwise better bid(s) at auction. Under the Agreement, the Company has agreed to pay the Purchaser a break-up fee equal to $592,500 and to reimburse the Purchaser for certain expenses in an amount not to exceed $250,000 upon certain triggering conditions, including if the Agreement is terminated because the Purchaser is not the prevailing bidder at auction or the Company consummates another sale or restructuring transaction. The Agreement may be terminated under various circumstances, including by the Purchaser or the Company if the Acquisition does not close prior to August 15, 2016.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01. Other Events.

On July 1, 2016, the Company filed a motion with the Bankruptcy Court (the “Stalking Horse Motion”) seeking Bankruptcy Court approval of, among other things, (i) the Agreement (or any other purchase agreement between the Company and the prevailing bidder at auction) and the sale contemplated by the Agreement, and (ii) procedures to govern the bidding and auction process. The Stalking Horse Motion also requests that the Bankruptcy Court schedule the deadline for qualified overbids for 4:00 p.m. (Eastern Daylight Time) on July 22, 2016 and the date for the auction (if qualified bids are received) for July 25, 2016.

Subject to Bankruptcy Court and other regulatory approvals, if the Purchaser is selected as the successful bidder at the auction, or if no qualified competing bids are submitted, the Company expects that the Acquisition will close in the third quarter of 2016.

Forward-Looking Statements Disclaimer

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the sale being conducted under the provisions of Section 363 of the Bankruptcy Code; the anticipated timing of the closing of the Acquisition; and the proposed timing of the bidding and auction process.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: that the Acquisition may not be consummated in the timeframe the Company expects, or at all; that the Bankruptcy Court may not approve the Agreement or the sale contemplated thereby; that the timeframe of the bidding and auction process may differ from the timeframe requested in the Stalking Horse Motion; orders and decisions of the Bankruptcy Court; the Company’s potential delisting from The Nasdaq Global Market; the fact that the Company has incurred significant losses since its inception and expects to incur losses for the foreseeable future; the Company’s need for additional funding, which may not be available, in order to continue as a going concern; effects of adverse capital market conditions on the Company’s liquidity; any default on the Company’s credit facility, which could impact its ability to continue as a going concern; adverse effects on the Company’s business due to the report of its independent registered public accounting firm on its financial statements for the year ended December 31, 2015, which contains an explanatory paragraph regarding the Company’s ability to continue as a going concern; raising additional capital may cause dilution to its stockholders, restrict its operations or require it to relinquish rights to its technologies or drug candidates; the Company’s limited operating history; limitations on the Company’s ability to utilize net operating loss carryforwards and certain other tax attributes; failure to use and expand its MEDICINAL ENGINEERING® platform to build a pipeline of drug candidates and develop marketable drugs; the early stage of the Company’s development efforts with only BIND-014 and Accurin AZD2811 in clinical development; failure of the Company or its collaborators to successfully develop and commercialize drug candidates; clinical drug development involves a lengthy and expensive process, with an uncertain outcome; delays or difficulties in the enrollment of patients in clinical trials; serious adverse or unacceptable side effects or limited efficacy observed during the development of the Company’s drug candidates; inability to maintain any of the Company’s collaborations, or the failure of these collaborations; inability to enter into a collaboration for BIND-014; the Company’s reliance on third parties to conduct its clinical trials and manufacture its drug candidates; the Company’s inability to obtain required regulatory approvals; the fact that a fast track or breakthrough therapy designation by the FDA for the Company’s drug candidates may not actually lead to a faster development or regulatory review or approval process; the inability to obtain orphan drug exclusivity for drug candidates; failure to obtain marketing approval in international jurisdictions; any post-marketing restrictions or withdrawals from the market; effects of recently enacted and future legislation; failure to comply with environmental, health and safety laws and regulations; failure to achieve market acceptance by physicians, patients, or third-party payors; failure to establish effective sales, marketing and distribution capabilities or enter into agreements with third parties with such capabilities; effects of substantial competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; failure to retain key executives and attract, retain and motivate qualified personnel; difficulties in managing the Company’s growth; risks associated with operating internationally, including the possibility of sanctions with respect to our operations in Russia; the possibility of system failures or security breaches; failure to obtain and maintain patent protection for or otherwise protect our technology and products; effects of patent or other intellectual property lawsuits; the price of our common stock may be volatile and fluctuate substantially; significant costs and required management time as a result of operating as a public company; and any securities class action litigation. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on May 10, 2016, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

2.1	Asset Purchase Agreement, dated as of July 1, 2016, by and among BIND Therapeutics, Inc. and Pfizer, Inc. (Schedules and exhibits have been omitted from this exhibit pursuant to Item 601(b)(2) of Regulation S-K and are not filed herewith. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIND THERAPEUTICS, INC.

Date: July 6, 2016	By:	/s/ Andrew Hirsch
Andrew Hirsch
President and Chief Executive Officer

INDEX TO EXHIBITS

2.1	Asset Purchase Agreement, dated as of July 1, 2016, by and among BIND Therapeutics, Inc. and Pfizer, Inc. (Schedules and exhibits have been omitted from this exhibit pursuant to Item 601(b)(2) of Regulation S-K and are not filed herewith. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)